UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Earliest event reported) January 8, 2006

                           BIOPHAN TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

          Nevada                        0-26057               82-0507874
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(State or other jurisdiction         (Commission           (I.R.S. Employer
    of incorporation)                file number)         Identification No.)


150 Lucius Gordon Drive, Suite 215
          West Henrietta, New York                                14586
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(Address of principal executive offices)                         (Zip code)

                                 (585) 214-2441
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                         (Registrant's telephone number
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On January 8, 2006, we entered into an agreement (the "Amendment") to amend the Stock Purchase Agreement (the "Agreement") dated as of May 27, 2005 (the "Stock Purchase Agreement") between us SBI Brightline XI, LLC, a California limited liability company ("SBI"). The Amendment was intended to remove from the Stock Purchase Agreement any ambiguity regarding the date and time at which SBI is obligated to purchase Tranche Shares (as such term is defined in the Stock Purchase Agreement) and to make clear that the Tranche Closing Dates (as such term is defined in the Stock Purchase Agreement), once determined by use are not subject to negotiation between us and SBI Pursuant to the Stock Purchase Agreement, as amended, SBI is obligated to purchase, on the dates we elect, up to 10,000,000 shares of our Common Stock for an aggregate purchase price of $30 million. The shares are to be sold in tranches of 1,000,000 shares each at increasing per share purchase prices ranging from $2.00 to $4.00 (for a weighted average price of $3.00 per share). Except for the requirement to sell the tranches in order and the requirement that the resale of the shares be registered as described below, there is no limitation on when we may require SBI to purchase the shares included in any tranche. We are not obligated to sell any shares to SBI unless and until we make an election to do so. SBI is not obligated to purchase shares pursuant to the Stock Purchase Agreement unless the resale of the shares by SBI is registered under the Securities Act of 1933. We expect to exercise our right to sell shares to SBI when and as we deem necessary to fund our ongoing business operations and development activities, based on our cash requirements, revenues from operations, third party research support, licenses and potential strategic investments, and the availability of debt or equity financing from other sources on more favorable terms.

The Stock Purchase Agreement was filed as Exhibit 4.21 to our amended Annual Report on for 10-KSB/A for the fiscal year ended February 28, 2005. The Amendment is filed herewith as Exhibit 4.1. The foregoing description of the Amendment and the relevant portions of the Stock Purchase Agreement are qualified in its entirety by reference to such Exhibits.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

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Exhibit Number                         Description of Exhibit
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    4.1           Amendment No. 1, dated January 8, 2006, to Stock Purchase
                  Agreement by and between Biophan Technologies, Inc. and SBI Brightline XI, LLC
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                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIOPHAN TECHNOLOGIES, INC.


                                           /s/ Michael L. Weiner
Date: January 9, 2006                      -------------------------------------
                                           Michael L. Weiner
                                           President and CEO